Exhibit 99.1

SOFT WAVE INNOVATIONS, INC.

FINANCIAL STATEMENTS

DECEMBER 31, 2013 AND 2012

SOFT WAVE INNOVATIONS, INC.

FINANCIAL STATEMENTS

DECEMBER 31, 2013 AND 2012

F-1

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Stockholders and Board of Directors

Soft Wave Innovations, Inc.

We have audited the accompanying balance sheets of Soft Wave Innovations, Inc. as of December 31, 2013 and 2012 and the related statements of operations, changes in stockholders’ deficit and cash flows for each of the two years in the period ended December 31, 2013. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Soft Wave Innovations, Inc. as of December 31, 2013 and 2012 and the results of their operations and their cash flows for each of the two years in the period ended December 31, 2013 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has incurred a net loss of $57,269 for the year ended December 31, 2013 and the Company had cash used in operations of $16,892 for the year ended December 31, 2013. Additionally the Company has an accumulated deficit and stockholders’ deficit of $302,895 and $152,177, respectively, at December 31, 2013. These conditions raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plans in regards to these matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ D’Arelli Pruzansky, P.A.

Certified Public Accountants

Boca Raton, Florida

January 21, 2015

F-2

SOFT WAVE INNOVATIONS, INC.

BALANCE SHEETS

	December 31,	December 31,
	2013	2012

ASSETS

Current assets:
Cash	$1,237	$1,399
Accounts receivable, net	40,394	33,287
Inventories	2,474	1,632
Prepaid expense and other current assets	1,900	4,225

Total assets	$46,005	$40,543

LIABILITIES AND STOCKHOLDERS’ DEFICIT

Current liabilities:
Accounts payable and accrued expenses	$28,324	$33,534
Accrued payroll tax liabilities	79,998	29,987
Loans payable	28,500	22,500
Customer deposit	1,200	—
Due to related parties	60,160	49,430
Total current liabilities	198,182	135,451

Stockholders’ deficit:
Common stock, no par value, 100,000,000 shares authorized: 16,000,000 shares issued and outstanding at December 31, 2013 and 2012	48,500	48,500
Additional paid in capital	102,218	102,218
Accumulated deficit	(302,895)	(245,626)

Total stockholders’ deficit	(152,177)	(94,908)

Total liabilities and stockholders’ deficit	$46,005	$40,543

See accompanying notes to the financial statements.

F-3

SOFT WAVE INNOVATIONS, INC.

STATEMENTS OF OPERATIONS

	FOR THE YEAR	FOR THE YEAR
	ENDED	ENDED
	DECEMBER 31, 2013	DECEMBER 31, 2012

Net revenues	$490,367	$257,452

Cost of revenues	277,798	130,005

Gross profit	212,569	127,447

Operating expenses:
Marketing, selling and advertising expenses	171,550	101,788
General and administrative	98,289	44,035
Total operating expenses	269,839	145,823

Loss from operations	(57,270)	(18,376)

Interest income	1	7

Loss before provision for income taxes	(57,269)	(18,369)

Provision for income taxes	—	—

Net loss	$(57,269)	$(18,369)

WEIGHTED AVERAGE COMMON SHARES
Basic and Diluted	16,000,000	16,000,000

NET LOSS PER COMMON SHARE:
OUTSTANDING - Basic and Diluted	(0.00)	(0.00)

See accompanying notes to the financial statements.

F-4

SOFT WAVE INNOVATIONS, INC.

STATEMENT OF CHANGES IN STOCKHOLDERS’ DEFICIT

For the Years ended December 31, 2013 and 2012

	Common Stock
	No Par Value		Additional		Total
			Paid-in	Accumulated	Stockholders’
	Shares	Amount	Capital	Deficit	Deficit

Balance, December 31, 2011	16,000,000	$48,500	$101,218	$(227,257)	$(77,539)

Capital contribution	—	—	1,000	—	1,000

Net loss for the year ended December 31, 2012	—	—	—	(18,369)	(18,369)

Balance, December 31, 2012	16,000,000	$48,500	$102,218	$(245,626)	$(94,908)

Net loss for the year ended December 31, 2013	—	—	—	(57,269)	(57,269)

Balance, December 31, 2013	16,000,000	$48,500	$102,218	$(302,895)	$(152,177)

See accompanying notes to financial statements.

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SOFT WAVE INNOVATIONS, INC.

STATEMENTS OF CASH FLOWS

	FOR THE YEAR	FOR THE YEAR
	ENDED	ENDED
	DECEMBER 31, 2013	DECEMBER 31, 2012

Cash flows from operating activities:
Net loss	$(57,269)	$(18,369)
Adjustments to reconcile net loss to net cash used in operating activities:
Bad debt expense	2,212	—

Changes in operating assets and liabilities
Accounts receivable	(9,319)	(27,677)
Inventory	(842)	(1,632)
Prepaid expense and other current assets	2,325	(3,725)
Accounts payable and accrued expenses	(5,210)	19,009
Accrued payroll tax liabilities	50,011	17,532
Customer deposit	1,200	—

Net cash used in operating activities	(16,892)	(14,862)

Cash flows from financing activities:
Proceeds from loans payable	6,000	22,500
Proceeds from related party advances	47,086	28,673
Repayments on related party advances	(36,356)	(38,016)
Proceeds from capital contributions	—	1,000

Net cash provided by financing activities	16,730	14,157

Net decrease in cash	(162)	(705)

Cash at beginning of year	1,399	2,104

Cash at end of year	$1,237	$1,399

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid for:
Interest	$—	$—
Income taxes	$—	$—

See accompanying notes to the financial statements.

F-6

SOFT WAVE INNOVATIONS, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2013 AND 2013

NOTE 1 – ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization

Nature of Business

Soft Wave Innovations, Inc. (the “Company”) was incorporated in the State of Arizona in March 2010. The Company’s principal business is focused on the development, manufacturing, marketing and servicing of certain water treatment technology related to an apparatus for generating a multi-vibrational field in worldwide residential, commercial and industrial markets including energy and power generation, petroleum and petrochemical, mining and mineral processing. The Company uses a certain patented technology that reduces and eliminates chemical water treatment which also helps reduce maintenance cost and conserve water.

Basis of presentation and going concern

The financial statements are prepared in accordance with generally accepted accounting principles in the United States of America (“US GAAP”) which assumes that the Company will continue as a going concern which contemplates among other things, the realization of assets and satisfactions of liabilities in the normal course of business. As reflected in the accompanying financial statements, the Company has incurred a net loss of $57,269 for the year ended December 31, 2013 and the Company had cash used in operations of $16,892 for the year ended December 31, 2013. Additionally the Company has an accumulated deficit and stockholders’ deficit of $302,895 and $152,177, respectively, at December 31, 2013. The ability to continue as a going concern is dependent upon the Company generating profitable operations in the future and/or obtaining the necessary financing to meet its obligations and repay its liabilities arising from normal business operations when they come due. The Company’s ability to raise additional capital through future issuances of common stock is unknown. The obtainment of additional financing, the successful development of the Company’s contemplated plan of operations, and its transition, ultimately, to the attainment of profitable operations are necessary for the Company to continue operations. Uncertainty regarding these matters raises substantial doubt about the Company’s ability to continue as a going concern. The financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.  While the Company believes in the viability of its strategy to generate revenues, there can be no assurances to that effect.

Use of estimates

The preparation of the financial statements in conformity with accounting principles generally accepted in the U.S. requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues, expenses, and the related disclosures at the date of the financial statements and during the reporting period. Actual results could materially differ from these estimates. Significant estimates include the valuation of deferred tax assets.

Cash and cash equivalents

The Company considers all highly liquid debt instruments and other short-term investments with maturities of three months or less, when purchased, to be cash equivalents.  The Company maintains cash and cash equivalent balances at one financial institution that is insured by the Federal Deposit Insurance Corporation. The Company’s account at this institution is insured by the Federal Deposit Insurance Corporation (“FDIC”) up to $250,000. As of December 31, 2013, the Company has not reached bank balances exceeding the FDIC insurance limit. To reduce its risk associated with the failure of such financial institution, the Company evaluates at least annually the rating of the financial institution in which it holds deposits.

Accounts receivable and allowance for doubtful accounts

The Company has a policy of reserving for questionable accounts based on its best estimate of the amount of probable credit losses in its existing accounts receivable.  The Company periodically reviews its accounts receivable to determine whether an allowance is necessary based on an analysis of past due accounts and other factors that may indicate that the realization of an account may be in doubt.  Account balances deemed to be uncollectible are charged to the bad debt expense after all means of collection have been exhausted and the potential for recovery is considered remote.

As of December 31, 2013 and 2012, there is allowance for doubtful accounts of $2,212 and $0, respectively. The Company recorded bad debt expense of $2,212 and $0 during the year ended December 31, 2013 and 2012, respectively.

F-7

SOFT WAVE INNOVATIONS, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2013 AND 2013

NOTE 1 – ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Inventories

Inventories, consisting of materials that are used to assemble to finished goods related to the Company’s products are stated at the lower of cost or market utilizing the first-in, first-out method.

Fair value measurements and fair value of financial instruments

Fair value is the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants. The Company classifies assets and liabilities recorded at fair value under the fair value hierarchy based upon the observability of inputs used in valuation techniques.  Observable inputs (highest level) reflect market data obtained from independent sources, while unobservable inputs (lowest level) reflect internally developed market assumptions. The fair value measurements are classified under the following hierarchy:

•	Level 1—Observable inputs that reflect quoted market prices (unadjusted) for identical assets and liabilities in active markets;

•	Level 2—Observable inputs, other than quoted market prices, that are either directly or indirectly observable in the marketplace for identical or similar assets and liabilities, quoted prices in markets that are not active, or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets and liabilities; and

•	Level 3—Unobservable inputs that are supported by little or no market activity that is significant to the fair value of assets or liabilities.

The estimated fair value of certain financial instruments, including cash and cash equivalents, prepaid expenses and accounts payable are carried at historical cost basis, which approximates their fair values because of the short-term nature of these instruments.

Impairment of long-lived assets

The Company reviews long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of the assets may not be fully recoverable, or at least annually. The Company recognizes an impairment loss when the sum of expected undiscounted future cash flows is less than the carrying amount of the asset. The amount of impairment is measured as the difference between the asset’s estimated fair value and its book value. The Company did not consider it necessary to record any impairment charges during the year ended December 31, 2013 and 2012.

Revenue recognition

The Company follows the guidance of the FASB ASC 605-10-S99 “Revenue Recognition Overall – SEC Materials”. The Company records revenue when persuasive evidence of an arrangement exists, product delivery has occurred, the sales price to the customer is fixed or determinable, and collectability is reasonably assured.

The following policies reflect specific criteria for the various revenues streams of the Company:

Revenue from the sale of the Company’s products are recognized upon delivery to the customers.

Revenue for water treatment equipment installation is recognized upon delivery and completion of the installation.

Revenue from periodic maintenance service agreements is generally recognized ratably over the respective maintenance periods provided no significant obligations remain and collectability of the related receivable is probable.

Cost of Sales

The primary components of cost of sales include the cost of the equipment, sales related transportation costs and installation/labor cost.

F-8

SOFT WAVE INNOVATIONS, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2013 AND 2013

NOTE 1 – ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Significant Customers

During the year ended December 31, 2013 sales to two customers represented approximately 63% of the Company’s net sales (Customer 1 - 50% and Customer 2 – 13%). During the year ended December 31, 2012 sales to two customers represented approximately 61% of the Company’s net sales (Customer 1 - 53% and Customer 2 – 8%). As of December 31, 2013 and 2012, the Company had four customers representing approximately 67% of gross accounts receivable (Customer 1 - 21%, Customer 2 – 15%, Customer 3 – 11% and Customer 4 – 20%) and two customers representing approximately 79% of gross accounts receivable (Customer 1 - 28% and Customer 2 – 51%), respectively.

Income taxes

The Company accounts for income taxes pursuant to the provision of ASC 740-10, “Accounting for Income Taxes” which requires, among other things, an asset and liability approach to calculating deferred income taxes. The asset and liability approach requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of temporary differences between the carrying amounts and the tax bases of assets and liabilities. A valuation allowance is provided to offset any net deferred tax assets for which management believes it is more likely than not that the net deferred asset will not be realized.

The Company follows the provision of the ASC 740-10 related to Accounting for Uncertain Income Tax Position. When tax returns are filed, some positions taken may be sustained upon examination by the taxing authorities, while others may be subject to uncertainty about the merits of the position taken or the amount of the position that would be ultimately sustained. In accordance with the guidance of ASC 740-10, the benefit of a tax position is recognized in the financial statements in the period during which, based on all available evidence, management believes it is more likely than not that the position will be sustained upon examination, including the resolution of appeals or litigation processes, if any. Tax positions taken are not offset or aggregated with other positions. The Company has filed its 2013, 2012, and 2011 income tax returns all of which remain subject to IRS examination.

Stock-based compensation

Stock-based compensation is accounted for based on the requirements of the Share-Based Payment Topic of ASC 718 which requires recognition in the financial statements of the cost of employee and director services received in exchange for an award of equity instruments over the period the employee or director is required to perform the services in exchange for the award (presumptively, the vesting period). The ASC also requires measurement of the cost of employee and director services received in exchange for an award based on the grant-date fair value of the award.  The Company recognizes compensation on a straight-line basis over the requisite service period for each award.  There were no options outstanding as of December 31, 2013 and 2012. The Company accounts for non-employee stock-based awards in accordance with the measurement and recognition criteria under ASC Topic 505-50.

Pursuant to ASC Topic 505-50, for share-based payments to consultants and other third-parties, compensation expense is determined at the “measurement date.” The expense is recognized over the vesting period of the award. Until the measurement date is reached, the total amount of compensation expense remains uncertain. The Company initially records compensation expense based on the fair value of the award at the reporting date.

Marketing, selling and advertising

Marketing, selling and advertising are expensed as incurred. For the year ended December 31, 2013 and 2012, such expenses were $171,550 and $101,788, respectively.

Net loss per share of common stock

Basic net loss per share is computed by dividing the net loss by the weighted average number of common shares during the period. Diluted net loss per share is computed using the weighted average number of common shares and potentially dilutive securities outstanding during the period. At December 31, 2013 and 2012, the Company has no potentially dilutive securities outstanding.

Recent accounting pronouncements

Accounting standards which were not effective until after December 31, 2013 are not expected to have a material impact on the Company’s financial position or results of operations.

F-9

SOFT WAVE INNOVATIONS, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2013 AND 2013

NOTE 2 – LOANS PAYABLE

During 2012 and 2013, an unrelated party loaned an aggregate of $6,000 and $22,500 to the Company, respectively. This loan is non-interest bearing and is due on demand. The proceeds were used for working capital purposes. As of December 31, 2013 and 2012, loan payable to this unrelated party amounted to $28,500 and $22,500, respectively.

NOTE 3 – RELATED PARTY TRANSACTIONS

Parties are considered to be related to the Company if the parties directly or indirectly, through one or more intermediaries, control, are controlled by, or are under common control with the Company. Related parties also include principal owners of the Company, its management, members of the immediate families of principal owners of the Company and its management and other parties with which the Company may deal where one party controls or can significantly influence the management or operating policies of the other to an extent that one of the transacting parties might be prevented from fully pursuing its own separate interests. The Company discloses all related party transactions. All transactions shall be recorded at fair value of the goods or services exchanged. Property purchased from a related party is recorded at the cost to the related party and any payment to or on behalf of the related party in excess of the cost is reflected as compensation or distribution to related parties depending on the transaction.

From time to time, since inception, three shareholders of the Company provided advances to the Company for working capital purposes. The advances were due on demand and interest free. As of December 31, 2013 and 2012, loans to related parties amounted to $60,160 and $49,430, respectively. In October 2014, the payment of these advances were waived by the shareholders (see Note 7).

NOTE 4 – STOCKHOLDERS’ DEFICIT

Between 2010 and 2011, certain investors invested an aggregate of $98,900 in the Company in exchange for a profit sharing interest. Under the arrangement, the Company will set up a profit sharing account that will set aside 8% of the Company’s net profits after taxes. The investors will be paid 1% of the profit sharing account for every $2,000 of investment. The payments to investors were to be paid in February 2012 if the Company generated any net profits for year 2011. To date, the Company has not generated any net profits. The investment in the Company for a total of $98,900 was recorded as additional paid in capital. In October 2014, in connection with the asset purchase agreement (see Note 7), these investors received an aggregate of 98,900 shares of America Greener Technologies, Inc. stock.

As of December 31, 2013 and 2012, there were 100,000,000 shares of no par value Common Stock authorized and 16,000,000 shares issued and outstanding.

During 2012, a shareholder contributed $1,000 to the Company. No stock was issued to such shareholder.

NOTE 5 – INCOME TAXES

The Company has incurred aggregate net operating losses of approximately $223,000 for federal income tax purposes as of December 31, 2013. The net operating loss can be carried forward to reduce future years’ taxable income and will expire, if not utilized, through 2033. Utilization of these tax net operating loss carry forwards may be limited in accordance with IRC Section 382 in the event of certain ownership changes. Management believes that the realization of the benefits from these losses is not more likely than not to occur due to the Company’s limited operating history and continuing losses. Accordingly, the Company has provided a 100% valuation allowance on the deferred tax asset to reduce the asset to zero. Management will review this valuation allowance periodically and make adjustments as warranted. The table below summarizes the differences between the Company’s effective tax rate and the statutory federal rate as follows for the year ended:

	December 31, 2013	December 31, 2012
U.S “expected” income tax expense (benefit)	$(20,000)	$(6,400)
State income taxes, net of federal benefit	(2,900)	(900)
Permanent differences	20,000	7,000
Change in valuation allowance	2,900	300
Total provision for income taxes	$—	$—
F-10

SOFT WAVE INNOVATIONS, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2013 AND 2013

NOTE 5 – INCOME TAXES (continued)

The tax effects of temporary differences that give rise to significant portions of deferred tax assets and liabilities are as follows:

	December 31, 2013	December 31, 2012
Deferred tax assets:
Net operating loss carryover	$89,000	$86,100
Less: valuation allowance	(89,000)	(86,100)
Net deferred tax asset	$—	$—

After consideration of all the evidence, both positive and negative, management has recorded a full valuation allowance at December 31, 2013, due to the uncertainty of realizing the deferred income tax assets. The valuation allowance was increased by $2,900. Management does not believe that any uncertain tax positions have been taken in its 2012 and 2013 tax return or will be taken in its 2014 tax return.

NOTE 6 – ACCRUED PAYROLL TAX LIABILITIES

The Company has classified certain workers as independent contractors and has accrued a liability for potential employment tax obligations in the event the Internal Revenue Service were to successfully challenge the Company on the basis that the workers should have been classified as employees. Consequently, the Company has recorded accrued employment taxes of $79,998 and $29,987 as of December 31, 2013 and 2012, respectively which have been included in accrued payroll tax liabilities in the accompanying balance sheets.

NOTE 7 – SUBSEQUENT EVENTS

In May 2014, the Company issued 4,400,000 shares of the Company’s common stock to satisfy accrued compensation of $13,000 to a shareholder of the Company.

In October 2014, certain shareholders of the Company waived the payment of advances for a total of $71,446 and accordingly reclassified these to additional paid in capital as stockholders’ capital contribution leaving a balance of advances of $0.

On October 31, 2014, AGT Soft Wave, Inc. (“AGT Soft Wave”) acquired certain assets of the Company, in exchange for 775,000 shares of America Greener Technologies, Inc. (“AGT”) under the terms of an asset purchase agreement by and among the Company, AGT Soft Wave, and AGT. A total of 98,900 shares out of the 775,000 shares of AGT were issued to certain investors in exchange for their profit sharing interests (see Note 4). The assets that were acquired included customer contracts, trade names, inventory, tools and parts, and demonstration contracts. AGT Soft Wave is a wholly-owned subsidiary of AGT. Prior to the acquisition, in July 2014, Gary Dean Wilson and Michael Dean Brown, the inventors of certain patented technology used by the Company, assigned all of their right title and interest in and to that certain U.S. Patent No. 8,477,003, Serial No. 13/262.227 for apparatus for generating a multi-vibrational field to AGT in exchange for the payment of royalties. Mr. Wilson is the President and Director of the Company. Consequently, the Company has no business after the assignment of the patent rights and sale of certain assets in connection with the asset purchase agreement.

F-11